EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Potential Group 9; MALT 2004-4
================================================================================


--------------------------------------------------------------------------------
Pool Summary                       COUNT                     UPB               %
--------------------------------------------------------------------------------
Conforming                           128          $19,218,253.66          15.04%
Non-Conforming                       226          108,583,310.21          84.96
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Tot ADJBAL: $123,445,756.27
Data as of Date: 2004-04-01
AVG UPB: $361,021.37
GROSS WAC: 5.9969%
NET WAC: 5.744%
% SF/PUD: 86.74%
% FULL/ALT: 22.28%
% CASHOUT: 42.03%
% BUYDOWN: 2.32%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.80%
% FICO > 679: 58.81%
% NO FICO: 1.74%
WA FICO: 696
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 3.46%
CALIFORNIA %: 28.88%
Latest Maturity Date: 20190301
Loans with Prepay Penalties: 3.46%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                   COUNT                     UPB               %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                     3             $109,155.12           0.09%
$50,000.01 - $100,000.00              38            2,941,567.31           2.30
$100,000.01 - $150,000.00             36            4,412,526.84           3.45
$150,000.01 - $200,000.00             19            3,382,913.15           2.65
$200,000.01 - $250,000.00             15            3,416,323.10           2.67
$250,000.01 - $300,000.00              9            2,385,502.99           1.87
$300,000.01 - $350,000.00             49           16,369,243.55          12.81
$350,000.01 - $400,000.00             52           19,404,370.65          15.18
$400,000.01 - $450,000.00             36           15,041,493.14          11.77
$450,000.01 - $500,000.00             33           15,704,556.87          12.29
$500,000.01 - $550,000.00             16            8,293,373.89           6.49
$550,000.01 - $600,000.00             12            6,852,483.04           5.36
$600,000.01 - $650,000.00             15            9,352,824.84           7.32
$700,000.01 - $750,000.00              3            2,199,188.76           1.72
$750,000.01 - $800,000.00              1              762,524.26           0.60
$800,000.01 - $850,000.00              4            3,267,939.69           2.56
$850,000.01 - $900,000.00              1              858,442.00           0.67
$900,000.01 - $950,000.00              1              906,595.45           0.71
$950,000.01 - $1,000,000.00            5            4,901,361.44           3.84
$1,000,000.01 >=                       6            7,239,177.78           5.66
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: $25,000.00
Maximum: $1,280,000.00
Average: $366,827.92
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                     COUNT                     UPB               %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                     3             $109,155.12           0.09%
$50,000.01 - $100,000.00              40            3,138,051.95           2.46
$100,000.01 - $150,000.00             35            4,363,130.44           3.41
$150,000.01 - $200,000.00             18            3,235,824.91           2.53
$200,000.01 - $250,000.00             15            3,416,323.10           2.67
$250,000.01 - $300,000.00              9            2,385,502.99           1.87
$300,000.01 - $350,000.00             52           17,406,901.27          13.62
$350,000.01 - $400,000.00             54           20,344,943.11          15.92
$400,000.01 - $450,000.00             34           14,397,669.60          11.27
$450,000.01 - $500,000.00             32           15,357,274.21          12.02
$500,000.01 - $550,000.00             16            8,404,578.00           6.58
$550,000.01 - $600,000.00             11            6,354,094.21           4.97
$600,000.01 - $650,000.00             14            8,752,885.58           6.85
$700,000.01 - $750,000.00              3            2,199,188.76           1.72
$750,000.01 - $800,000.00              2            1,555,951.51           1.22
$800,000.01 - $850,000.00              3            2,474,512.44           1.94
$850,000.01 - $900,000.00              1              858,442.00           0.67
$900,000.01 - $950,000.00              1              906,595.45           0.71
$950,000.01 - $1,000,000.00            5            4,901,361.44           3.84
$1,000,000.01 >=                       6            7,239,177.78           5.66
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: $24,920.27
Maximum: $1,262,075.09
Average: $361,021.37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                         COUNT                     UPB               %
--------------------------------------------------------------------------------
4.751% - 5.000%                        7           $3,998,769.71           3.13%
5.001% - 5.250%                       16            4,880,207.04           3.82
5.251% - 5.500%                       40           12,235,781.75           9.57
5.501% - 5.750%                       31            7,195,438.73           5.63
5.751% - 6.000%                      140           54,701,922.44          42.80
6.001% - 6.250%                       48           19,294,623.56          15.10
6.251% - 6.500%                       38           14,321,424.77          11.21
6.501% - 6.750%                       12            3,208,067.02           2.51
6.751% - 7.000%                       11            4,018,253.06           3.14
7.001% - 7.250%                        6            1,463,022.89           1.14
7.251% - 7.500%                        1              396,992.74           0.31
7.501% - 7.750%                        3            1,439,270.11           1.13
7.751% - 8.000%                        1              647,790.05           0.51
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 4.875%
Maximum: 8.000%
Weighted Average: 5.997%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Potential Group 9; MALT 2004-4
================================================================================


--------------------------------------------------------------------------------
Net Rate                           COUNT                     UPB               %
--------------------------------------------------------------------------------

4.501% - 4.750%                        7           $3,998,769.71           3.13%
4.751% - 5.000%                       16            4,880,207.04           3.82
5.001% - 5.250%                       40           12,235,781.75           9.57
5.251% - 5.500%                       31            7,195,438.73           5.63
5.501% - 5.750%                      140           54,701,922.44          42.80
5.751% - 6.000%                       48           19,294,623.56          15.10
6.001% - 6.250%                       39           14,656,741.80          11.47
6.251% - 6.500%                       11            2,872,749.99           2.25
6.501% - 6.750%                       11            4,018,253.06           3.14
6.751% - 7.000%                        6            1,463,022.89           1.14
7.001% - 7.250%                        1              396,992.74           0.31
7.251% - 7.500%                        3            1,439,270.11           1.13
7.501% - 7.750%                        1              647,790.05           0.51
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 4.575%
Maximum: 7.750%
Weighted Average: 5.744%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity          COUNT                     UPB               %
--------------------------------------------------------------------------------
121 - 180                            354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity  COUNT                     UPB               %
--------------------------------------------------------------------------------
121 - 180                            354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 147
Maximum: 179
Weighted Average: 175
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                          COUNT                     UPB               %
--------------------------------------------------------------------------------
1 - 1                                  8           $2,052,079.11           1.61%
2 - 2                                 59           13,043,092.85          10.21
3 - 3                                 89           30,550,215.24          23.90
4 - 4                                 54           22,072,662.60          17.27
5 - 5                                 49           20,376,874.99          15.94
6 - 6                                 47           20,910,026.90          16.36
7 - 12                                38           17,025,953.90          13.32
13 - 24                                5            1,303,431.48           1.02
25 - 36                                5              467,226.80           0.37
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 1
Maximum: 33
Weighted Average: 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FICO Scores                        COUNT                     UPB               %
--------------------------------------------------------------------------------
0 - 0                                  4           $2,228,686.55           1.74%
550 - 559                              1               89,352.76           0.07
580 - 589                              1               67,550.73           0.05
590 - 599                              2              966,206.23           0.76
600 - 609                              6            2,012,243.06           1.57
610 - 619                              4            1,669,044.50           1.31
620 - 629                             10            2,259,304.93           1.77
630 - 639                              8            2,240,895.60           1.75
640 - 649                             25            8,802,390.32           6.89
650 - 659                             22            8,165,444.06           6.39
660 - 669                             33            9,706,489.15           7.59
670 - 679                             46           14,429,488.64          11.29
680 - 689                             39           15,276,190.41          11.95
690 - 699                             29           11,821,963.95           9.25
700 - 709                             25            8,276,303.11           6.48
710 - 719                             14            5,306,326.72           4.15
720 - 729                             17            5,491,508.12           4.30
730 - 739                             16            5,940,352.20           4.65
740 - 749                              5            1,720,984.34           1.35
750 - 759                             13            5,455,515.35           4.27
760 - 769                              7            2,709,370.33           2.12
770 - 779                             12            7,032,277.65           5.50
780 - 789                              6            1,865,661.40           1.46
790 - 799                              7            3,222,868.56           2.52
800 - 809                              2            1,045,145.20           0.82
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 808
Weighted Average: 696
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                COUNT                     UPB               %
--------------------------------------------------------------------------------
15.001% - 20.000%                      2           $1,577,514.33           1.23%
20.001% - 25.000%                      5            1,273,384.81           1.00
25.001% - 30.000%                      6            2,143,303.33           1.68
30.001% - 35.000%                      7            1,889,064.03           1.48
35.001% - 40.000%                      7            2,608,965.40           2.04
40.001% - 45.000%                     12            4,296,782.69           3.36
45.001% - 50.000%                     19            6,853,252.54           5.36
50.001% - 55.000%                     17            6,413,866.73           5.02
55.001% - 60.000%                     24           11,060,754.50           8.65
60.001% - 65.000%                     33           12,728,455.54           9.96
65.001% - 70.000%                     52           20,249,109.71          15.84
70.001% - 75.000%                     58           20,708,318.68          16.20
75.001% - 80.000%                     80           28,795,118.86          22.53
80.001% - 85.000%                      6              680,410.94           0.53
85.001% - 90.000%                     24            5,840,973.43           4.57
90.001% - 95.000%                      2              682,288.35           0.53
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 16.67%
Maximum: 95.00%
Weighted Average: 65.80%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Potential Group 9; MALT 2004-4
================================================================================


--------------------------------------------------------------------------------
Combined Loan To Value Ratio       COUNT                     UPB               %
--------------------------------------------------------------------------------
15.001% - 20.000%                      2           $1,577,514.33           1.23%
20.001% - 25.000%                      5            1,273,384.81           1.00
25.001% - 30.000%                      6            2,143,303.33           1.68
30.001% - 35.000%                      6            1,681,455.40           1.32
35.001% - 40.000%                      6            2,522,664.71           1.97
40.001% - 45.000%                     11            3,662,829.69           2.87
45.001% - 50.000%                     19            7,423,597.46           5.81
50.001% - 55.000%                     17            6,413,866.73           5.02
55.001% - 60.000%                     23           10,115,475.50           7.91
60.001% - 65.000%                     33           13,332,118.26          10.43
65.001% - 70.000%                     48           18,353,087.22          14.36
70.001% - 75.000%                     59           21,010,732.97          16.44
75.001% - 80.000%                     76           26,556,796.84          20.78
80.001% - 85.000%                      6              680,410.94           0.53
85.001% - 90.000%                     33            9,491,178.65           7.43
90.001% - 95.000%                      4            1,563,147.03           1.22
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 16.67%
Maximum: 95.00%
Weighted Average: 66.57%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                COUNT                     UPB               %
--------------------------------------------------------------------------------
<= 0.000%                            149          $54,668,868.23          42.78%
6.001% - 11.000%                       1              348,962.98           0.27
11.001% - 16.000%                      4            1,151,041.42           0.90
16.001% - 21.000%                     12            3,606,297.13           2.82
21.001% - 26.000%                     11            3,337,363.64           2.61
26.001% - 31.000%                     30            9,589,182.68           7.50
31.001% - 36.000%                     39           15,557,718.78          12.17
36.001% - 41.000%                     51           19,704,952.50          15.42
41.001% - 46.000%                     33           10,629,527.46           8.32
46.001% - 51.000%                     15            6,375,012.52           4.99
51.001% - 56.000%                      3            1,067,621.70           0.84
56.001% - 61.000%                      3            1,108,059.02           0.87
61.001% - 66.000%                      2              287,701.91           0.23
176.001% - 181.000%                    1              369,253.90           0.29
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 179.429%
Weighted Average: 36.588%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration           COUNT                     UPB               %
--------------------------------------------------------------------------------
CA                                    87          $36,905,727.96          28.88%
NY                                    59           24,511,478.47          19.18
FL                                    32           11,115,977.74           8.70
NJ                                    19            7,713,542.52           6.04
IL                                    18            5,459,011.27           4.27
MA                                    12            4,766,047.34           3.73
VA                                     9            3,692,494.00           2.89
TX                                    12            3,274,223.83           2.56
GA                                     8            3,033,838.76           2.37
MD                                    11            3,028,590.40           2.37
AZ                                    10            2,851,405.00           2.23
CO                                     6            2,156,338.66           1.69
NC                                     8            1,906,839.30           1.49
WA                                     4            1,835,600.63           1.44
CT                                     5            1,740,388.45           1.36
NV                                     4            1,268,349.22           0.99
MO                                     5            1,041,362.53           0.81
OK                                     2              928,277.10           0.73
PA                                     4              839,193.59           0.66
LA                                     2              754,733.07           0.59
MN                                     4              709,387.95           0.56
SC                                     2              707,738.24           0.55
DC                                     2              705,585.51           0.55
NH                                     3              662,348.03           0.52
NM                                     2              501,724.99           0.39
AL                                     1              469,539.90           0.37
OH                                     1              468,149.89           0.37
ID                                     2              467,511.73           0.37
MI                                     2              467,147.28           0.37
UT                                     2              451,193.57           0.35
KY                                     1              423,978.35           0.33
TN                                     1              417,227.89           0.33
NE                                     1              374,455.51           0.29
HI                                     2              357,512.05           0.28
MT                                     1              343,271.61           0.27
RI                                     1              319,708.30           0.25
OR                                     2              274,044.36           0.21
ND                                     1              193,977.16           0.15
WY                                     1              176,759.73           0.14
DE                                     1              161,815.44           0.13
VT                                     1              125,219.74           0.10
MS                                     1               71,544.35           0.06
IA                                     1               67,302.44           0.05
AR                                     1               61,000.01           0.05
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                     COUNT                     UPB               %
--------------------------------------------------------------------------------
North CA                              19           $7,339,709.31           5.74%
South CA                              68           29,566,018.65          23.13
States Not CA                        267           90,895,835.91          71.12
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Potential Group 9; MALT 2004-4
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration             COUNT                     UPB               %
--------------------------------------------------------------------------------
90210                                  2           $2,209,826.16           1.73%
10023                                  3            1,910,259.65           1.49
91356                                  4            1,635,571.65           1.28
20120                                  2            1,311,868.34           1.03
33134                                  1            1,262,075.09           0.99
Other                                342          119,471,962.98          93.48
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                       COUNT                     UPB               %
--------------------------------------------------------------------------------
Cash Out Refi                        167          $53,711,581.53          42.03%
Rate & Term Refi                     110           43,693,512.45          34.19
Purchase                              73           29,962,605.17          23.44
Cash Out Debt Consolidation            4              433,864.72           0.34
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                      COUNT                     UPB               %
--------------------------------------------------------------------------------
Reduced                               80          $34,735,748.36          27.18%
No Income No Asset                    74           26,028,608.29          20.37
Full                                  65           25,215,072.49          19.73
Stated Income Full Asset              66           16,736,681.67          13.10
No Income Verified                    19           10,011,464.67           7.83
No Doc                                14            3,380,146.01           2.64
Alternate                              7            3,263,837.75           2.55
Stated Doc                             9            2,699,330.94           2.11
Streamline                             6            2,458,059.65           1.92
No Income No Appraisal                 4            1,688,711.53           1.32
No Ratio                               6              778,115.54           0.61
Employment Verification Only           3              474,512.05           0.37
Limited Income Full Asset              1              331,274.92           0.26
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                      COUNT                     UPB               %
--------------------------------------------------------------------------------
Single Family                        247          $89,917,725.52          70.36%
Pud                                   48           18,180,379.36          14.23
Condomimium                           17            7,185,709.70           5.62
Two Family                            12            4,509,600.78           3.53
Pud Detached                           4            2,432,958.04           1.90
Three Family                           5            1,899,367.06           1.49
Low Rise Condo (2-4 floors)           13            1,695,500.85           1.33
High Rise Condo (gt 8 floors)          3            1,069,127.72           0.84
Coop                                   4              588,803.46           0.46
Single Family Attached                 1              322,391.38           0.25
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                          COUNT                     UPB               %
--------------------------------------------------------------------------------
Owner Occupied                       322         $114,386,186.08          89.50%
Investor Occupied                     15            6,887,956.29           5.39
Second Home                           17            6,527,421.50           5.11
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)        COUNT                     UPB               %
--------------------------------------------------------------------------------
0.000                                333         $123,374,867.46          96.54%
12.000                                 4            1,817,334.12           1.42
36.000                                 5              729,273.09           0.57
60.000                                12            1,880,089.20           1.47
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
wa Term: 1.259
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                       COUNT                     UPB               %
--------------------------------------------------------------------------------
Balloon Loan                           8           $4,919,186.03           3.85%
Not a Balloon Loan                   346          122,882,377.84          96.15
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                      COUNT                     UPB               %
--------------------------------------------------------------------------------
GEMICO                                 5             $315,672.06           0.25%
MGIC                                   4              769,712.26           0.60
PMI Mortgage Insurance                 5            1,398,325.14           1.09
Radian Guaranty                        7            2,162,995.67           1.69
Republic Mortgage Insurance            2              457,017.61           0.36
Triad Guaranty Insurance Co.           1              379,245.22           0.30
United Guaranty                        7            1,389,429.84           1.09
98                                     1              331,274.92           0.26
LTV <=80                             322          120,597,891.15          94.36
--------------------------------------------------------------------------------
Total:                               354         $127,801,563.87         100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.